UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 27, 2012

Natural Grocers by Vitamin Cottage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35608	45-5034161
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12612 West Alameda Parkway

Lakewood, Colorado 80228

(Address of principal executive offices) (Zip Code)

(303) 986-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 27, 2012, the Company entered into the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Vitamin Merger, Inc., a Delaware corporation and a recently formed, wholly-owned subsidiary of the Company (“Vitamin Merger”), and Vitamin Cottage Natural Food Markets, Inc., a Colorado corporation (the “Operating Company”), and consummated the statutory merger of the Operating Company with Vitamin Merger in order to effect the corporate reorganization previously disclosed in the Company’s Registration Statement on Form S-1 (File No. 333-182186) (the “Registration Statement”).  Pursuant to the terms of the Merger Agreement, the shareholders of the Operating Company at the time of the merger exchanged the capital stock of the Operating Company for an aggregate of 17,378,625 shares of the Company’s Common Stock, based on an “exchange ratio” of 27.75422 shares of the Company’s Common Stock for each then outstanding share of capital stock of the Operating Company.  Other than the completion of the exchange ratio, the Merger Agreement is identical to the form of such document that was filed with the SEC.  The form of the Merger Agreement was previously filed U.S. Securities and Exchange Commission (the “SEC”) on July 12, 2012 as Exhibit 2.2 to the Registration Statement.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Company’s initial public offering as described in the Registration Statement, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) was filed with the Secretary of State of Delaware (the “Secretary”) on July 27, 2012.  The Charter, as filed with the Secretary, authorized 60,000,000 shares of capital stock, 50,000,000 shares of which are common stock, and 10,000,000 shares of which are preferred stock, par value $0.001 per share.  The form of the Charter was previously filed with the SEC on July 5, 2012 as Exhibit 3.1 to the Registration Statement.  Other than the completion of the number of shares of authorized stock, that form is identical to the Charter filed with the Secretary.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.2*	Agreement and Plan of Merger dated July 27, 2012 by and among Natural Grocers by Vitamin Cottage, Inc., Vitamin Merger, Inc, and Vitamin Cottage Natural Food Markets, Inc.
3.1**	Amended and Restated Certificate of Incorporation

* Previously filed on July 12, 2012 as Exhibit 2.2 to the Registration Statement.

**Previously filed on July 5, 2012 as Exhibit 3.1 to the Registration Statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2012

Natural Grocers by Vitamin Cottage, Inc.

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-President

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